HARBOR INTERNATIONAL FUND
Supplement to Prospectus dated March 1, 2010 (as revised May 14, 2010)


The following information regarding the subadvisers for the Harbor International Fund has changed:

	Effective October 4, 2010, Northern Cross, LLC serves as sole subadviser to the Harbor International Fund. Formerly, Northern Cross, LLC served as co-subadviser to the Harbor International Fund with Northern Cross Investments Ltd.

       Howard Appleby, Jean-Francois Ducrest, James LaTorre and Edward
E. Wendell, Jr., each a Principal of Northern Cross, LLC, continue to make investment decisions for the Fund using a team approach. Each of the portfolio managers has equal responsibility in contributing investment ideas and research to the team regarding the Fund's portfolio.

October 4, 2010


Investors Should Retain This Supplement For Future Reference